UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2024

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MNTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2024, Manitex International, Inc., a Michigan corporation (“Manitex” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tadano Ltd., a Japanese corporation (“Tadano”) and Lift SPC Inc., a Michigan corporation and wholly owned subsidiary of Tadano (“Merger Sub”).

Merger

On the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Tadano.

Merger Consideration

In the Merger, each share of common stock issued and outstanding immediately prior to the effective time (other than shares owned by Tadano, Merger Sub or the Company, or any subsidiary thereof (“Excluded Shares”)) will be converted into the right to receive cash in the amount of $5.80 per share, without interest, less any required withholding taxes. At the effective time, (i) each Excluded Share held by Tadano or any subsidiary thereof will be converted into a number of shares of common stock of the surviving corporation and (ii) each other Excluded Share will be cancelled and will cease to exist, and no consideration will be payable therefor.

Closing Conditions

The respective obligations of the Company, Tadano and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of certain customary conditions, including the approval of the Merger Agreement by our shareholders, receipt of certain regulatory approvals, the absence of any legal prohibitions against the Merger by a governmental authority of competent jurisdiction and the accuracy of the representations and warranties of the parties set forth in the Merger Agreement, subject in most cases to “material adverse effect” qualifications. Additionally, each of the parties shall have performed in all material respects all obligations required to be performed by such party.

Regulatory Approvals

The Company, Tadano and Merger Sub will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law (including under any antitrust law and from the Committee on Foreign Investment in the United States) to consummate the Merger and the other transactions contemplated by the Merger Agreement, subject to the conditions and limitations set forth therein.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants of the Company, Tadano and Merger Sub. From the date of the Merger Agreement until the earlier of the effective time or termination of the Merger Agreement in accordance with its terms, the Company is required to, and to cause each of its subsidiaries to, conduct its business in all material respects in the ordinary course of business and to use commercially reasonable efforts to preserve substantially intact its current business organization and maintain relationships with its significant customers, suppliers and other persons with which it has significant business relations. Additionally, the Company may not, and shall cause its subsidiaries not to, take certain actions without Tadano’s consent, subject to certain exceptions.

Treatment of Company Equity Awards

Restricted stock units (“Company RSUs”) outstanding immediately before the effective time of the Merger will be automatically vested in full and convert into the right to receive a cash payment equal to the product of (i) the number of shares of common stock underlying such Company RSU multiplied by (ii) the per share Merger consideration, less applicable withholding taxes.

Performance stock units outstanding immediately before the effective time of the Merger will be automatically cancelled without any cash payment or other consideration.

Stock options (“Company Options”) outstanding immediately before the effective time of the Merger will be automatically converted into the right to receive (i) the excess, if any, of the per share Merger consideration over the per share exercise price of the Company Option multiplied by (ii) the number of shares of common stock underlying such Company Option, less applicable withholding taxes. If the exercise price per share of the Company Option is equal to or greater than the per share Merger consideration, then such Company Option will be cancelled without any cash payment or other consideration.

Acquisition Proposals: Change of Company Recommendation

Under the Merger Agreement, the Company has agreed that neither it nor any of its subsidiaries nor any of its or their respective directors or officers shall, and the Company shall cause its and its subsidiaries other representatives not to, directly or indirectly:

•

solicit, initiate, knowingly encourage or knowingly facilitate any Acquisition Proposal (as defined in the Merger Agreement) or offer or inquiry that would reasonably be expected to lead to any Acquisition Proposal or enter into, continue or otherwise participate in any discussions or negotiations regarding any Acquisition Proposal; and

•	refrain from engaging in certain specified activities with respect to Acquisition Proposals or circumstances that may lead to Acquisition Proposals.

Notwithstanding these restrictions, prior to the time the Merger Agreement is approved by the Company’s shareholders, the Company may, in certain circumstances, respond to or engage in discussions or negotiations with a person making an unsolicited bona fide written Acquisition Proposal if the Company’s Board of Directors (the “Board”) or the transaction committee thereof determines in good faith after consultation with outside legal counsel and its financial advisor that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement). The Company must notify Tadano promptly, but no later than 24 hours, after receipt of any written Acquisition Proposal or any request that would reasonably be expected to lead to an Acquisition Proposal.

The Board may not change its recommendation that shareholders approve the Merger Agreement, except that, notwithstanding the foregoing, at any time before the shareholders of the Company approve the Merger Agreement, the Board may change its recommendation, subject to the terms and conditions set forth in the Merger Agreement, in the event (x) the Company receives an unsolicited bona fide written Acquisition Proposal that the Board (acting on the recommendation of the transaction committee) or the transaction committee thereof determines in good faith after consultation with outside legal counsel and its financial advisor constitutes a Superior Proposal or (y) an Intervening Event (as defined in the Merger Agreement) has occurred, and in each case, the Board determines in good faith that the failure of the Board to change its recommendation would be inconsistent with the Board’s fiduciary duties, and the Company has given Tadano notice of such Superior Proposal or Intervening Event and negotiated with Tadano in good faith for certain specified time periods.

Financing

The Merger is not subject to a financing condition.

Termination and Fees

We and Tadano may, by mutual written consent, terminate the Merger Agreement and abandon the Merger at any time prior to the effective time, notwithstanding any approval of the Merger Agreement by our shareholders.

The Merger Agreement may also be terminated and the Merger abandoned at any time prior to the effective time as follows:

•	by either Tadano or the Company, if:

-

the Merger has not been consummated on or before June 12, 2025 (the “End Date”); provided, however, that such right of termination shall not be available to any party whose breach of any provision of the Merger Agreement results in the failure to consummate the Merger;

-

any governmental authority of competent jurisdiction shall have enacted, entered or enforced any order or law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger that becomes final and non-appealable; provided, however, that such right of termination shall not be available to any party whose breach of or failure to perform or comply with any obligation of the Merger Agreement is a primary factor in the issuance of such order or law; or

-	the Company’s shareholders do not approve the Merger at the special meeting.

•	by Tadano, if:

-	the Board changes its recommendation to the Company’s shareholders at any time before, but not after, the Company’s receipt of shareholder approval; or

-

there has been any violation or breach of any representation, warranty or covenant made by the Company in the Merger Agreement that would cause the conditions to the consummation of the Merger not to be satisfied, and such breach or failure to be true cannot be cured by the End Date or, if curable, is not cured prior to 30 days after Tadano provides notice of such breach or failure to be true; provided that Tadano and Merger Sub must not then be in material breach of its obligations under the Merger Agreement.

•	by the Company, if:

-

there has been any violation or breach of any representation, warranty or covenant made by Tadano or Merger Sub in the Merger Agreement that would cause the conditions to the consummation of the Merger not to be satisfied, and such breach or failure to be true cannot be cured by the End Date or, if curable, is not cured prior to 30 days after the Company provides notice of such breach or failure to be true; provided that the Company must not then be in material breach of the Merger Agreement; or

-

at any time before, but not after, the Company’s receipt of shareholder approval, the Board decides to enter into an Acquisition Agreement (as defined in the Merger Agreement) with respect to a Superior Proposal in compliance with the terms of the Merger Agreement.

A termination fee of $4.9 million would be payable to Tadano by us in the event the Merger Agreement was terminated:

•	by Tadano if the Board changes its recommendation to the Company’s shareholders at any time before, but not after, the Company’s receipt of shareholder approval;

•	by the Company if the Board has determined to enter into an Acquisition Agreement with respect to a Superior Proposal in compliance with the terms of the Merger Agreement; or

•

if (i) the Merger has not been consummated on or before the End Date, by either Tadano or the Company (ii) by either Tadano or the Company if the Company’s shareholders do not approve the Merger at the special meeting or (iii) by Tadano if there has been any violation or breach of the covenant regarding the solicitation of Acquisition Proposals, and such breach is not waived or cured as required in the Merger Agreement and (x) an Acquisition Proposal shall have been publicly announced or publicly made known to the shareholders of the Company, and was not withdrawn prior to termination of the Merger Agreement and (y) within 12 months following the date of such termination, the Company consummates or enters into an Acquisition Agreement with respect to an Acquisition Proposal involving 50% or more of the Company’s common stock, or assets representing 50% or more of the Company’s assets, consolidated net revenues or consolidated book value.

Other Matters

The Merger Agreement has been filed herewith to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other and may apply contractual standards of materiality that are different from materiality under applicable securities laws. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure letter that the Company delivered to Tadano in connection with signing the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, as such representations and warranties were only made as of the date of the Merger Agreement, are modified in important part by the underlying disclosure letter and are qualified as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s entry into the Merger Agreement, the Board approved special cash and equity awards to certain executive officers and directors of the Company, as set forth below. All awards are contingent on the completion of the Merger.

•

J. Michael Coffey, the Company’s Chief Executive Officer and a director, was granted 100,000 Company RSUs. Additionally, 300,000 performance stock units held by Mr. Coffey will be converted to Company RSUs.

•	Joseph Doolan, the Company’s Chief Financial Officer, was granted 50,000 Company RSUs.

•	Stephen J. Tober, a director and the chairman of the Company’s Transaction Committee of the Board, will receive a cash bonus of $250,000 at the effective time of the Merger.

Item 8.01.	Other Events.

On September 12, 2024, the Company issued communications to its employees and its customers concerning the Merger Agreement and the proposed Merger. Copies of these communications are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 12, 2024, by and among Tadano Ltd., Lift SPC Inc. and Manitex International, Inc.

99.1	Letter to employees, dated September 12, 2024

99.2	Letter to customers, dated September 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or documents so furnished.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Manitex or the solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information Regarding the Merger and Where to Find It

This communication relates to the proposed merger involving Manitex, Tadano and Merger Sub, whereby Merger Sub shall be merged with and into Manitex (the “proposed merger”), with Manitex as the surviving corporation. The proposed merger will be submitted to the shareholders of Manitex for their consideration at a special meeting of the shareholders. In connection therewith, Manitex intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to Manitex’s shareholders when it becomes available, together with a proxy card, and a transaction statement on Schedule 13e-3 that will be filed jointly with Tadano. Manitex and Tadano may also file other relevant documents with the SEC regarding the proposed merger. INVESTORS AND SHAREHOLDERS ARE URGED, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, TO READ THE DEFINITIVE PROXY STATEMENT, SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto, the Schedule 13e-3 filing and other documents containing important information about Manitex, Tadano and the proposed merger, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the documents filed with the SEC can also be obtained on Manitex’s website at www.manitexinternational.com or by contacting Manitex’s Corporate Secretary at (708) 237-2052 or InvestorCom LLC, Manitex’s proxy solicitor, at (877) 972-0090 or proxy@investor-com.com.

This communication may be deemed to be solicitation material in respect of the proposed merger contemplated by the Merger Agreement.

Certain Information Regarding Participants in the Solicitation

Manitex, Tadano and certain of their directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding Manitex’s directors and executive officers is contained in Manitex’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of shareholders, filed with the SEC on April 29, 2024, the proxy statement supplement, which was filed with the SEC on June 18, 2024, and Manitex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement, Schedule 13e-3 and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, as well as statements related to the expected timing, completion, financial benefits, and other effects of the proposed merger, may be forward-looking statements. These statements are based on current expectations of future events and may include words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates, expectations and assumptions and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the Merger Agreement by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals in a timely manner or at all or that such approvals may be subject to conditions that are not anticipated, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger, (vi) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed merger, (vii) the risk that the proposed merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, shareholders and other business partners and on its operating results and business generally, (viii) the risk that the Company’s business and/or Tadano’s business will be adversely impacted during the pendency of the acquisition, (ix) risks related to financial community and rating agency perceptions of the Company or Tadano or their respective businesses, operations, financial condition and the industry in which they operate, (x) risks related to disruption of management attention from ongoing business operations due to the proposed merger, (xi) risks related to the potential impact of general economic, political and market factors on the Company, Tadano or the proposed merger and (xii) expected cost savings, synergies and other financial benefits from the proposed merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024; Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, filed on May 2, 2024, and June 30, 2024, filed on August 7, 2024; and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.manitexinternational.com/sec-filing/. Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ JOSEPH DOOLAN
Name:	Joseph Doolan
Title:	Chief Financial Officer

Date: September 12, 2024